INVENTORIES (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
INVENTORIES
Raw materials and auxiliary materials	$ 3,244	$ 1,651
Work in process	889	531
Finished products	3,031	1,181
Inventory, Total	$ 7,164	$ 3,363